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                                                                    EXHIBIT 10.6

                                 LEASE AGREEMENT

                                     Between

                       Telephone Real Estate Equity Trust,

                                   as Landlord

                                       and

                   VIKO TECHNOLOGY, INC. D/B/A VIKO TEST LAB,

                                    as Tenant

                 Covering approximately 6,963 gross square feet
                    of the Building known (or to be known) as

                                   SOUTHPARK B

                                   Located at

                              2209 WOODWARD STREET

                                 AUSTIN, Texas.

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STANDARD INDUSTRIAL LEASE AGREEMENT
TRAMMELL CROW COMPANY- (AUS/91)

                                           Approximately 6,963 gross square feet
                                           2209 Woodward Street
                                           Austin, Texas
                                           (Southpark B)

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT is made and entered into by and between Telephone Real Estate Equity Trust, hereinafter referred to as "Landlord" and Viko Technology, Inc. d/b/a Viko Test Lab, hereinafter referred to as "Tenant".

      1. PREMISES AND TERM. In consideration of the mutual obligations of Landlord and Tenant set forth herein, Landlord leases to Tenant, and Tenant hereby takes from Landlord, certain leased premises situated within the County of Travis, State of Texas, as more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference (the "Premises"), to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the Commencement Date hereinafter set forth and shall end on the last day of the month that is thirty six (36) months after the Commencement Date.

                  A. Existing Building Improvements. If no material improvements are to be constructed to the Premises, the "Commencement Date" shall be November 1, 1993. In such event, Tenant acknowledges that (i) it has inspected and accepts the Premises in its "as is" condition, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord (unless otherwise expressly set forth in this Lease). The Demised Premises currently contains in excess of 800 of amps.

                  B. Building or Improvements to be Constructed. If the Premises or part thereof are to be constructed, the "Commencement Date" shall be deemed to be the earliest of: (i) the date upon which the Premises and other improvements to be erected in accordance with the plans and specifications described on EXHIBIT "B" attached hereto and incorporated herein by reference (the "Plans") have been substantially completed: (ii) the date on which the Premises or such improvements would have been substantially completed but for delays caused directly or indirectly by Tenant, including Plan delays or change orders; (iii) the date on which Tenant occupies any part of the Premises; or (iv) sixty (60) days from the date hereof. As used herein, the term "substantially completed" shall mean that, in the opinion of the architect or space planner that prepared the Plans, such improvements have been completed in accordance with the Plans, and the Premises are in good and satisfactory condition, with the exception of completion of minor punch list items. As soon as such improvements have been substantially completed, Landlord shall notify Tenant in writing that the Commencement Date has occurred.

      2.    BASE RENT, SECURITY DEPOSIT AND ESCROW DEPOSITS.

                  A. Base Rent. Tenant agrees to pay Landlord rent for the Premises, in advance, without demand, deduction or set off, at the rate of three thousand eight hundred thirty and 00/100 dollars ($3,830.00) per month for months one
                        (1) through twenty four (24) and four thousand one hundred seventy seven and 00/100 dollars ($4,177.00) per month for months twenty five (25) through thirty six
                        (36). One such monthly installment, plus the other monthly charges set forth in Paragraph 2C below, shall be due and payable on the date hereof, and a like monthly installment shall be due and payable on or before the first

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                        day of each calendar month succeeding the Commencement
                        Date, except that all payments due hereunder for any fractional calendar month shall be prorated.

                  B. Security Deposit. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of three thousand eight hundred thirty and 00/100 Dollars ($3,830.00), which shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's obligations under this Lease (the "Security Deposit"), it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon occurrence of an Event of Default. Landlord may use all or part of the Security Deposit to pay past due rent or other payments due Landlord under this Lease or the cost of any other damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. On demand, Tenant shall pay Landlord the amount that will restore the Security Deposit to its original amount. The Security Deposit shall be deemed the property of Landlord, but any remaining balance of the Security Deposit shall be returned by Landlord to Tenant when all of Tenant's present and future obligations under this Lease have been fulfilled.

                  C. Escrow Deposits. Without limiting in any way Tenant's other obligations under this Lease, Tenant agrees to pay to Landlord its Proportionate Share (as defined in this Paragraph 2c below) of (i)Taxes (hereinafter defined) payable by Landlord pursuant to Paragraph 3A below, (ii) the cost of utilities payable by Landlord pursuant to Paragraph 8 below, (iii) Landlord's cost of maintaining insurance pursuant to Paragraph 9A below, and (iv) Landlord's cost of maintaining the Premises pursuant to paragraph 5E below and any common area charges payable by Tenant in accordance with Paragraph 4B below (collectively, the "Tenant Costs"). During each month of the term of this Lease, on the same day that rent is due hereunder, Tenant shall deposit in escrow with Landlord an amount equal to one-twelfth (1/12) of the estimated amount of Tenant's Proportionate Share of the Tenant Costs. Tenant authorizes Landlord to use the funds deposited with Landlord under this Paragraph 2C to pay such Tenant Costs. The initial monthly escrow payments are based upon the estimated amounts for the year in question and shall be increased or decreased annually to reflect the projected actual amount of all Tenant Costs. If the Tenant's total escrow deposits for any calendar year are less than Tenant's actual Proportionate Share of the Tenant Costs for such calendar year, Tenant shall pay the difference to Landlord within ten (10) days after demand. If the total escrow deposits of Tenant for any calendar year are more than Tenant's actual Proportionate Share of the Tenant Costs for such calendar year, Landlord shall retain such excess and credit it against Tenant's escrow deposits next maturing after such determination. In the event the Premises constitute a portion of a multiple occupancy building (the "Building"), Tenant's "Proportionate Share" with respect to the Building, are used in this Lease, shall mean a fraction, the numerator of which is the gross rentable area contained in the Premises and the denominator of which is the gross rentable area contained in the entire Building. In the event the Premises or the Building is part of a project or business park owned, managed or leased by Landlord or an affiliate of Landlord (the "Project"), Tenant's "Proportionate Share" of the Project, as used in this Lease, shall mean a fraction, the numerator of which is the gross rentable area contained in the Premises and the denominator of which is the gross rentable area contained in all of the buildings (including the Building) within the Project.

      3.    TAXES

               A. Real Property Taxes. Subject to reimbursement under Paragraph 2C herein, Landlord agrees to pay all taxes assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, the Building and/or the land of which the Premises or the Building are a part. If any time during the term of this Lease there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received

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                    therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purposes hereof. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the real property within the applicable taxing jurisdiction. Tenant agrees to pay its Proportionate Share of the cost of such consultant.

               B. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in or on the Premises. If any such taxes are levied or assessed against Landlord or Landlord's property and (i) Landlord pays the same or (ii) the assessed value of Landlord's property is increased by inclusion of such personal property and fixtures and Landlord pays the increased taxes, then Tenant shall pay to Landlord, upon demand, the amount of such taxes.

     4.   LANDLORD'S REPAIR AND MAINTENANCE.

                    A. Structural Repairs. Landlord at its own cost and expenses shall maintain the roof, foundation and the structural soundness of the exterior walls of the Building in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, any doors, special store fronts or office entries, and the term "foundation" as used herein shall not include loading docks. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to effect such repairs or cure such defect.

                    B. Tenant's Share of Common Area Charges. Tenant agrees to pay its Proportionate Share of the cost of (i) maintenance and/or (including both maintenance and replacement of landscaping) of any property that is a part of the Building and/or the Project; (ii) operating, maintaining and repairing any property, facilities or services (including without limitation utilities and insurance therefor) provided for the use or benefit of Tenant or the common use or benefit of Tenant and other lessees of the Project or the Building; and (iii) an administrative fee of fifteen percent (15%) of all common area maintenance charges.

     5.   TENANT'S REPAIR

                    A. Maintenance of Premises and Appurtenances. Tenants, at its own cost and expense, shall (i) maintain all parts of the Premises and promptly make all necessary repairs and replacements to the Premises (except those for which Landlord is expressly responsible hereunder), and
                         (ii) keep the parking areas, driveways and alleys surrounding the Premises in a clean and sanitary condition. Tenant's obligation to maintain, repair and make replacements to the Premises shall cover, but not be limited to, pest control (including termites), trash removal and the maintenance, repair and replacement of all HVAC, electrical, plumbing, sprinkler and other mechanical systems.

                    C. Parking. Tenant and its employees, customers and licensees shall have the right to use only its Proportionate Share of any parking areas that have been designated for such use by Landlord in writing, subject to (i) all rules and regulations promulgated by Landlord, and (ii) rights of ingress and egress of other lessees. Landlord shall not be responsible for enforcing Tenant's

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                         parking rights against any third parties, and Tenants
                         expressly does not have the right to tow or obstruct improperly parked vehicles. Tenant agrees not to park on any public streets or private roadways adjacent to or in the vicinity of the Premises.

                     D.   System Maintenance. Tenant , at its own cost and
                         expenses, shall enter into a regularly schedule preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in its operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Landlord and swamp systems shall ensure that the air conditioning and heating systems and swamp systems are in good working order upon Tenant's occupancy of the Demised Premises. Landlord shall provide Tenant with a HVAC certification of inspection within thirty (30) days of occupancy.

                    E. Option to Maintain Premises. Landlord reserves the right to perform, in whole or in part and without notice to Tenant, maintenance, repairs and replacements to the Premises, paying , common area, landscape, exterior painting, common sewage, line plumbing and any other items that are otherwise Tenant's obligations under this Paragraph 5, in which event, Tenant shall be liable for its Proportionate Share of the cost and expense of such repair, replacement, maintenance and other such items.

     6. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord. Tenant at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires, provided that (i) such items do not alter the basic character of the Premises or the Building, (ii) such items do not overload or damage same, (iii) such items may be removed without injury to the Premises, and (iv) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Landlord's specifications and requirements. Tenants shall be responsible for compliance with The American With Disabilities Act of 1990. Without implying any consent of Landlord thereto, all alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Tenant shall be removed on or before the earlier to occur of the day of termination or expiration of this Lease or vacating the Premises, at which time Tenant shall restore the Premises to their original condition. All alterations, installations, removals and restorations shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the Building or other improvements situated on the Premises or of which the Premises are a part.

     7. SIGNS. Any signage Tenant desires for the Premises shall be subject to Landlord's written approval and shall be submitted to Landlord prior to the Commencement Date of this Lease. Tenant shall repair, paint and/or replace the Building fascia surface to which its signs are attached upon Tenant's vacating the Premises or the removal or alteration of its signage. Tenant shall not, without Landlord's prior written consent, (i) make any changes to the exterior of the Premises, such as painting; (ii) install any exterior lights, decorations, balloons, flags, pennants or banners; or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Landlord or shall be otherwise subject to Landlord's prior written consent.

     8. UTILITIES. Landlord agrees to provide normal water and electricity service to the Premises. Tenant shall pay for all water, gas , heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Tenant's use of the Premises and any maintenance charges for utilities. Landlord shall have the right to cause any said services to be separately metered to

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          Tenant, at Tenant's expense. Tenant shall pay its pro rate share, as reasonably determined by Landlord, of all charges for jointly metered utilities. Landlord shall not be liable for any interruption or failure of utility service on the Premises, and Tenant shall have no rights or claims as a result of any such failure. In the event water is not separately metered to Tenant, Tenants agrees that it will not use water and sewer capacity for uses other than normal domestic restroom and kitchen usage, and Tenant further agrees to reimburse Landlord for the entire amount of common water and sewer costs as additional rental if ,in fact, Tenant uses water or sewer capacity for uses other than normal domestic restroom and kitchen uses without first obtaining Landlord's written permission, including but not limited to the cost for acquiring additional sewer capacity to service Tenant's excess sewer use. Furthermore, Tenants agrees in such event to install at its own expense a submeter to determine Tenant' usage.

     9. INSURANCE.

          A. Landlord's Insurance. Subject to reimbursement under Paragraph 2C herein, Landlord shall maintain insurance covering the Building in an amount not less than eighty percent (80%) of the "replacement cost" thereof, insuring against the perils of fire, lightning, extended coverage, vandalism and malicious mischief.

          B. Tenant's Insurance. Tenants, at its own expense, shall maintain during the term of this Lease a policy or policies of workers compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence and One Million Dollars ($1,000,000.00) in the aggregate for personal injuries or deaths of persons occurring in or about the Premises. Tenant, at its own expense, shall also maintain during the term of this Lease fire and extended coverage insurance covering the replacement cost (i) all alterations, additions, partitions and improvements installed or placed on the Premises by Tenant or by Landlord on behalf of Tenant: and (ii) all of Tenant's personal property contained within the Premises. Said policies shall (i) name the Landlord as an additional insured and insure Landlord's contingent liability under or in connection with this Lease (except for the workers' compensation policy, which instead shall include a waiver of subrogation endorsement in favor of Landlord); (ii) be issued by an insurance company which is acceptable to Landlord; and (iii) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice has been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant on or before the Commencement Date and upon each renewal of said insurance

          C. Prohibited Uses. Tenant will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon,
     (ii) increase the insurance risk or cost thereof, or (iii) cause the disallowance of any sprinkler credits; including without limitation, use of the Premises for the receipt, storage or handling of any product, material or merchandise that is explosive or highly inflammable. If any increase in the cost of any insurance on the Premises or the Building is caused by Tenant's use of the Premises or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord upon demand therefor.

     10. FIRE AND CASUALTY DAMAGE.

          A. Total or Substantial Damage and Destruction. If the Premises or the Building should be damaged or destroyed by fire or other peril, Tenant shall immediately give written notice to Landlord of such damage or destruction. If the Premises or the Building should be totally destroyed by any peril covered by the insurance to be provided by Landlord under Paragraph 9A above, or if they should be so damaged thereby that, in Landlord's estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage or after such completion there would not be enough time remaining under the terms of this Lease to fully amortize such rebuilding or repairs, then this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

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          B. Partial Damage or Destruction. If the Premises or the Building
     should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 9A above and, in Landlord's estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of such damage, then this Lease shall not terminate and Landlord shall substantially restore the Premises to its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed erected or installed in or about the Premises for the benefit of, by or for Tenant.

          C. Lienholders' Rights in Proceeds. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within (15) days after such requirement is made known to Landlord by such holder, whereupon all rights and obligations hereunder shall cease and terminate.

          D. Waiver of Subrogation. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby waive and release each other of and from any all rights of recovery, claims, actions or causes of action against each other, or their respective agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the Building or personal property (Building contents) within the Building and/or Premises, for any reason regardless of cause or origin. Each party to this Lease agrees immediately after execution of this Lease to give written notice of the terms of the mutual waivers contained in this subparagraph to each insurance company that has issued to such party policies of fire and extended coverage insurance and to have the insurance policies properly endorsed to provide that the carriers of such policies waive all rights of recovery under subrogation or otherwise against the other party.

     11. LIABILITY AND INDEMNIFICATION. Except for any claims, rights of recovery and causes of action that landlord has released, Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof, the Building and/or other common areas, the use of which Tenant may have in accordance with this Lease, if (and only if) such injury or damage shall be caused in whole or in part by the act, neglect, fault or omission of any duty by Tenant, its agents, servants, employees or invitees; (ii) arising from the conduct or management of any work done by the Tenant in or about the Premises; (iii) arising from transactions of the Tenant; and (iv) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provision of this Paragraph 11 shall survive the expiration or termination of this Lease. Landlord shall not be liable in any event for personal injury or loss of Tenant's property caused by fire, flood, water leaks, rain, hail, ice, snow, smoke, lightning, wind, explosion, interruption of utilities or other occurrences. Landlord strongly recommends that Tenant secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease to protect against the above occurrences if Tenant desires additional coverage for such risks. Tenant shall give prompt notice to Landlord of any significant accidents involving injury to persons or property, Furthermore, Landlord shall not be responsible for lost or stolen personal property, equipment, money or jewelry from the Premises or from the public areas of the Building or the Project, regardless of whether such loss occurs when the area is locked against entry. Landlord shall not be liable to Tenant or Tenant's employees, customers or invitees for any damages or losses to persons or property caused by any lessees in the Building or the Project, or for any damages or losses caused by theft, burglary, assault, vandalism or other crimes. Landlord strongly recommends that Tenant provide its own security systems and services and secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease to protect against the above occurrences if Tenant desires additional protection or coverage for such risks. Tenant shall give Landlord prompt notice of any criminal or suspicious conduct within or about the Premises, the Building or the Project and/or any personal injury or property damage caused thereby. Landlord may, but is not obligated to, enter into agreements with third parties for the provision, monitoring, maintenance and repair of any courtesy patrols or similar services or fire protective systems and equipment and , to the extent same is provided at Landlord's sole discretion, Landlord shall not be liable to Tenant for any damages, cost or expenses which occur for any reason in the event any such system or equipment is not properly installed, monitored or maintained or any such services are not

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     properly provided. Landlord shall use reasonable diligence in the maintenance of existing lighting, if any, in the parking garage or parking areas servicing the Premises, and Landlord shall not be responsible for additional lighting or any security measures in the Project, the Premises, the parking garage or other parking areas.

     12. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be directly incidental thereto. Outside storage, including without limitation storage of trucks and other vehicles is prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon or connected with the Premises, all at Tenant's sole expense. Tenants shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with or endanger Landlord or any other lessees of the Building or the Project.

     13. HAZARDOUS WASTE. The term "Hazardous Substances" as used in this Lease, shall mean pollutants, contaminants, toxic or hazardous wastes, radioactive materials or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law" which term shall mean any federal, state or local statue, ordinance, regulation or other law of a governmental or quasi-governmental authority relating to pollution or protection of the environment or the regulation of the storage or handling of Hazardous Substances. Tenant hereby agrees that: (i) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances, except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and have been approved in advance in writing by Landlord, and, in connection therewith, Tenant shall be responsible for obtaining any required permits or authorizations and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the Premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exists or come into existence that constitute, or with the passage of time may constitute , a public or private nuisance; and (vi) Tenant will not permit any Hazardous Substances to be brought onto the Premises , except for the Permitted Materials, and if so brought or found located thereon, the same, shall be immediately removed, with proper disposal, and all required clean-up procedures shall be diligently undertaken by Tenant at its sole cost pursuant to all Environmental Laws. Landlord and Landlord's representative shall have the right but not the obligation to enter the Premises for the Purpose of inspecting the storage, use and disposal of any Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Landlord's sole opinion, that any Permitted Materials are being improperly stored, used or disposed of, then Tenant shall immediately take such corrective action as requested by Landlord. Should Tenant fail to such corrective action within twenty-four (24) hours, Landlord shall have the right to perform such work and Tenant shall reimburse Landlord, on demand, for any and all costs associated with said work. If at any time during or after the term of this Lease, the Premises is found to be contaminated with Hazardous Substances, Tenants shall diligently institute proper and thorough clean-up procedures, at Tenant's sole cost. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, penalties and obligations of any nature arising from or as a result of any contamination of the Premises with Hazardous Substances, or otherwise arising from the use of the Premises by Tenant. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.

     14. INSPECTION. Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours (or at any time in case of emergency) (i) to inspect the Premises, (ii) to make such repairs as may be required or permitted pursuant to this Lease, and/or (iii) during the last six (6) months of the Lease term, for the purpose of showing the Premises. In addition, Landlord shall have the right to erect a suitable sign on the Premises stating the Premises are available for lease. Tenant shall notify Landlord in writing at least (30) days prior to vacating the Premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. If tenant fails to give such notice or to arrange for such inspection, then Landlord's inspection of the Premises shall be deemed correct for the purpose of determining Tenant's responsibility for repairs and restoration of the Premises.

     15. ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to sublet, assign or otherwise transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord and such consent is not to be unreasonably withheld. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void. Any assignee, sublessee or transferee of Tenant's interest in this Lease ( all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Tenant's obligation hereunder, shall assume liability to Landlord for all the amounts paid to persons other than the Landlord by such Transferees to which Landlord is entitled or is otherwise in contravention of this Paragraph 15. No assignment, subletting or other transfer, whether or not consented to by Landlord or permitted hereunder, shall relieve Tenant of its liability under this Lease. If an Event of Default occurs while the Premises or any part thereof are assigned or sublet, then Landlord, in addition to any other remedies herein provided or provided by law, may collect directly from such Transferee all rents payable to the Tenant and apply such rent against any sums due Landlord hereunder. No such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. If Landlord consents to any subletting or assignment by Tenant as hereinabove provided and any category of rent subsequently received by Tenant under any such sublease is in excess of the same category of rent payable under this Lease, or any additional consideration is paid to Tenant by the assignee under any such assignment, then Landlord may, at its option, declare such excess rents under any sublease or such additional consideration for any assignment to be due and payable by Tenant to Landlord as additional rent hereunder. The following shall additionally constitute an assignment of this Lease by Tenant for the purpose of this paragraph 15: (i) if Tenant is a corporation, any merger, consolidation, dissolution or liquidation, or any change in ownership or power to vote of thirty percent (30%) or more of Tenant's outstanding voting stock; (ii) if Tenant is a partnership, joint venture or other entity, any liquidation, dissolution or transfer of ownership of any interests totalling thirty percent (30%) or more of the total interests in such entity; (iii) the sale, transfer, exchange, liquidation or other distribution of more than thirty percent (30%) of Tenant's assets, other than this Lease; or (iv) the mortgage, pledge, hypothecation or other encumbrance of or grant of a security interest by Tenant in this Lease, or of any of Tenant's rights hereunder.

     16. CONDEMNATION. If more than eighty percent (80%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof, and the taking prevents or materially interferes with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, then this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than eighty percent (80%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or private purchase in lieu thereof, or if the taking does not prevent or materially interfere with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, then this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any foregoing proceedings shall be the property of Landlord, and the Tenant hereby assigns any interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill for the taking of Tenant's trade fixtures and personal property, if a separate award for such items is made to Tenant.

     17. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Tenant shall immediately deliver possession of the premises to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If, for any reason, Tenant retains possession of the premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be deemed to be a tenancy at will only, and all of the other terms and provisions of this Lease shall be applicable during such period , except that the Tenant shall pay landlord from time to time, upon demand, as rental for the period of such possession, an amount equal to one and one-half (1 1/2) times the rent in effect on the date of such termination of this Lease, computed on a daily basis for each day of such period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this paragraph 17 shall not be construed as consent for tenant to retain possession of the Premises in the absence of written consent thereto by Landlord.

     18. QUIET ENJOYMENT. Landlord represents that it has the authority to enter into this Lease and that, so long as tenant pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

     19. EVENTS OF DEFAULT. The following events (herein individually referred to as an "Event of Default") each shall be deemed to be a default in or breach of Tenant's obligations under this Lease:

          A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

          B. Tenant shall (i) vacate or abandon all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, in either event whether or not Tenant is in default of the rental payments due under this Lease.

          C. Tenant shall fail to discharge any lien placed upon the Premises in violation of paragraph 22 hereof within (20) days after any such lien or encumbrance is filed against the Premises.

          D. Tenant shall default in the performance of any of its obligations under any other lease to tenant from Landlord, or from any person or entity affiliated with or related to Landlord, and same shall remain uncured after the lapsing of any applicable cure periods provided for under such other Lease.

          E. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than those listed above in this paragraph) and shall not cure such failure within twenty (20) days after written notice thereof from Landlord.

     20. REMEDIES. Upon each occurrence of an Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand:

          (a) Terminate this Lease;

          (b) Enter upon and take possession of the Premises without terminating this Lease;

          (c) Make such payments and/or take such action and pay and/or perform whatever Tenant is obligated to pay or perform under the terms of this Lease, and Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from such actions; and/or

          (d) Alter all locks and other security devices at the Premises, with or without terminating this Lease, and pursue, at Landlord's option, one or more remedies pursuant to this Lease, and Tenant hereby expressly agrees that Landlord shall not be required to provide to tenant the new key to the Premises, regardless of hour, including Tenant's regular business hour;

     and in any such event Tenant shall immediately vacate the Premises, and if Tenant fails to do so, Landlord, without waiving any other remedy it may have, may enter upon and take the possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefore. In the event of any violation of section 93.002 of the Texas Property Code by Landlord or by any agent or employee of Landlord, Tenant hereby expressly waives any and all rights Tenant may have under Paragraph (g) of such
     Section 93.002.

          A Damages Upon Termination. If Landlord terminates this Lease at Landlord's option, Tenant shall be liable for and shall pay to Landlord the sum of all rental and other payments owed to Landlord hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (i) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less (ii) the present value of the then fair market rental for the premises for such period, provided that, because of the difficulty of ascertaining such value and in order to achieve a reasonable estimate of liquidated damages hereunder, Landlord and Tenant stipulate and agree, for the purpose hereof, that such fair market rental shall in no event exceed seventy-five percent (75%) of the rental amount for such period set forth in Paragraph 2 above.

          B. Damages Upon Repossession. If Landlord repossesses the Premises without terminating this Lease, Tenant, at Landlord's option, shall be liable for and shall pay Landlord on demand all rental and other payments owed to Landlord hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Tenant to Landlord until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts actually received by Landlord through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Tenant to Landlord under this paragraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

          C. Cost of Reletting, Removing, Repairs and Enforcement. Upon an Event of Default, in addition to any sum provided to be paid under this Paragraph 20, Tenant also shall be liable for and shall pay to Landlord (i) brokers' fees and all other costs and expenses incurred by Landlord in connection with reletting the whole or any part of the Premises; (ii) the costs of removing, storing or disposing of Tenant's or any other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants;
     (iv) any and all costs and expenses incurred by Landlord in effecting compliance with Tenant's obligations under this Lease; and (v) all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies hereunder, including without limitation all reasonable attorneys' fees and all court costs incurred in connection with such enforcement or defense.

          D. Late Charge. In the event Tenant fails to make any payment due hereunder within five (5) days after such payment is due, including without limitation any rental or escrow payment, in order to help defray the additional cost to Landlord for processing such late payments and not as interest, Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such payment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

          E. Interest on Past Due Amounts. If Tenant fails to pay any sum which at any time becomes due to Landlord under any provision of this Lease as and when the same becomes due hereunder, and such failure continues for ten
     (10) days after the due date for such payment, then Tenant shall pay to Landlord interest on such overdue amounts from the date due until paid at an annual rate which equals the lesser of (i) eighteen percent (18%) or
     (ii) the highest rate then permitted by law.

          F. No Implied Acceptances or Waivers. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance by Landlord of Tenant's surrender of the Premises, it being understood that such surrender can be effected only by the written agreement of Landlord. Tenant and Landlord further agree that forbearance by Landlord to enforce any other it's lights under this lease or at law or in equity shall not be a waiver of Landlord's right to enforce any one or more of its rights, including any right previously forborne, in connection with any existing or subsequent default. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant, and, notwithstanding any such reletting or re-entry or taking possession of the Premises, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any remedies hereunder shall not preclude the pursuit of any other remedy herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages occurring to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of any rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants of this Lease shall be deemed or construed to constitute a waiver of any other violation or default.

          G. Reletting of Premises. In the event of any termination of this Lease and/or repossession of the Premises for an Event of Default, Landlord shall use reasonable efforts to relet the Premises and to collect rental after reletting, with no obligation to accept any lessee that Landlord deems undesirable or to expend any funds in connection with such reletting or collection of rents there from. Tenant shall not be entitled to credit for or reimbursement of any proceeds of such reletting in excess of the rental owed hereunder for the period of such reletting. Landlord may relet the whole or any portion of the Premises, for any period, to any tenant and for any use or purpose.

          H. Landlord's Default. If Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the Premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being, of the Premises and, in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, provided that such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision of this Lease, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Premises or the Building; however, in no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord.

          I. Tenant's Personal Property. If Landlord repossesses the Premises pursuant to the authority herein granted, or if Tenant vacates or abandons all or any part of the Premises, then, in addition to Landlord's rights under Paragraph 27 hereof, Landlord shall have the right to (i) keep in place and use, or (ii) remove and store, all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant, at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. In addition to the Landlord's other rights hereunder, Landlord may dispose of the stored property if Tenant does not claim the property within ten (10) days after the date the property is stored. Landlord shall give Tenant at least ten (10) days prior written notice of such intended disposition. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Landlord a copy of any instrument represented by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of said instrument. The rights of Landlord herein stated shall be in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant stipulates and agrees that the rights granted Landlord under this paragraph are commercially reasonable.

     21. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the Building, provided, however, that if the mortgage, trustees or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgage, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee, trustee or holder for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. Tenant shall not terminate this Lease or pursue any other remedy available to Tenant hereunder for any default on the part of the Landlord without first giving written notice by certified or registered mail, return receipt requested, to any mortgagee, trustee or holder of any such mortgage or deed of trust, the name and post office address of which Tenant has received written notice, specifying the default in reasonable detail and affording such mortgage, trustee or holder a reasonable opportunity ( but in no event less than thirty (30) days) to make performance, at its election, for and on behalf of Landlord.

     22. MECHANIC'S LIEN. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises. Tenant will save and hold Landlord harmless from any and all loss, cost or expense, including without limitation attorneys' fees, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

     23. MISCELLANEOUS.

          A. Interpretation. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease. Any reference in this Lease to rentable area shall mean the gross rentable area as determined by the roofline of the building in question.

          B. Binding Effect. Except as otherwise herein expressly provided, the terms, provisions and covenants and conditions in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the Premises and in the Building and other property that are the subject of this Lease.

          C. Evidence of Authority. Tenant agrees to furnish to Landlord, promptly upon demand, a corporate resolution, proof of due authorization by partners or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

          D. Force Majeure. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God, labor disputes or other events beyond the control of Landlord.

          E. Payments Constitute Rent. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent.

          F. Estoppel Certificates. Tenant agrees, from time to time, within ten
     (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estroppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease, any defaults existing under this Lease (or the absence thereof) and such other factual or legal matters pertaining to this Lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

          G. Entire Agreement. This Lease constitutes the entire understanding and agreement of Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of the Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representation, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations or representations not expressly set forth in this Lease are of no force or effect. EXCEPT AS SPECIFICALLY PROVIDED IN THIS LEASE, TENANT HEREBY WAIVES THE

     BENEFIT OF ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR ANY PARTICULAR PURPOSE. Landlord's agents and employees do not and will not have authority to make exceptions, changes or amendments to this Lease, or factual representations not expressly contained in this Lease. Under no circumstances shall Landlord or Tenant be considered an agent of the other. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          H. Survival of Obligations. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put Premises in good condition and repair, reasonable wear and tear excluded, including without limitation the cost of repairs to and replacements of all heating and air conditioning systems and equipment therein. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount ,as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefore upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any Security Deposit held by Landlord may, at Landlord's option, be credited against any amounts due from Tenant under this Paragraph 23H.

          I. Severability of Terms. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease then, in such event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid, or unenforcable clause or provision as may be possible and be legal, valid and enforceable.

          J. Effective Date. All references in this Lease to "the date hereof" or similar reference shall be deemed refer to the last date, in point of time, on which all parties hereto have executed this Lease.

          K. Brokers' Commission. Tenant represents and warrants that it has dealt with and will deal with no broker, other than Kirk Rudy with Trammel Crow Central Texas, Inc., agent or other person in connection with this transaction or future related transactions and that no broker, agent or other person brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with tenant with regard to this leasing transaction.

          L. Ambiguity. Landlord and Tenant hereby agree and acknowledge that this Lease has been fully reviewed and negotiated by both Landlord and Tenant, and that Landlord and Tenant have each had the opportunity to have this Lease reviewed by their respective legal counsel, and, accordingly, in the event of any ambiguity herein, Tenant does hereby waive the rule of construction that such ambiguity shall be resolved against the party who prepared this Lease.

          M. Joint Several Liability. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligation hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

          N. Third Party Rights. Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give to any person or entity, other than the parties hereto, any right or remedy under or by reason of this Lease.

          O. Exhibits and Attachments. All exhibits, attachments, riders and addenda referred to in this Lease, and the exhibits listed herein below and attached hereto, are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

          P. Applicable Law. This Lease has been executed in the State of Texas and shall be governed in all respects by the laws of the State of Texas. It is the intent of Landlord and Tenant to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or retention of money hereunder or otherwise exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under the applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of rent hereunder, and if such amount which would be excessive interest exceeds such rent, then such additional amount shall be refunded to Tenant.

          24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivering of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

          (i) All rent and other payments required to be made by tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under then terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

          (ii). All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith

          (iii) Except as expressly provided herein any written notice, document or payment required or permitted to be delivered hereunder shall be deemed to be delivered when received or, whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

     25. ADDITIONAL PROVISIONS. See EXHIBIT "C" attached hereto and incorporated herein by reference.

     EXECUTED BY LANDLORD, this 1st day of October , 1993.

                                         Telephone Real Estate Equity Trust
                                         By:  Karsten Realty Advisors, as Agent

Attest/Witness

                                                 /s/ Cindy J. Cohn
                                        ----------------------------------------
/s/ Kathy Busby                         By:      Cindy J. Cohn
----------------------------------      Title:   Vice President
Title: ___________________________      Address: HILL PARTNERS
                                                 1826-A Kramer Lane
                                                 Austin, Texas 78758


     EXECUTED BY TENANT, this 13th day of September, 1993

                                        Viko Technology, Inc. d/b/a Viko
                                        Test Lab:

Attest/Witness                          /s/ Bill deCarbonel
/s/ Witness                             --------------------------------
---------------------------------       By:   Bill deCarbonel
Title: Regional Manager                 Title: VP
                                        Address: 1605 A  Mabury Rd.
                                                 San Jose, CA, 95133

EXHIBIT "A" - Description of Premises
EXHIBIT "C" - Additional Provisions

                                   EXHIBIT "C"

                              ADDITIONAL PROVISIONS

TENANT FINISH ALLOWANCE

Landlord shall provide a tenant finish allowance of $6,000.00 to be applied toward interior improvements. Tenant shall reimburse Landlord for the amount of tenant improvements provided by Landlord in excess of the finish-out allowance of $6,000.00. This amount shall be due and payable within fifteen (15) days from receipt of invoice.

INTERIOR IMPROVEMENTS

All improvements must comply with Owner's standard specifications and all applicable governmental regulations. Prior to beginning construction of any such improvements, Tenant shall submit architectural drawing of the proposed improvements to Landlord and shall obtain Landlord's written consent to begin construction.

CANCELLATION OPTION

Tenant shall have the right to cancel this agreement on or before September 15, 1993 only in the event that it does not obtain a contract from a semi-conductor manufacturer located in Austin, Texas.

RENEWAL OPTION

Tenant shall have the right and option to renew this Lease for one (1) additional five (5) year term(s) by delivering written notice thereof to Landlord at least One Hundred Eighty (180) days prior to the expiration date of the lease term, provided that the time of such notice and the and of the lease term, Tenant is not a default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the proceeding sentence, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except that the rental payable during said extended term shall be the prevailing market rental rate for space of comparable size, quality and location at the commencement of such extended term. If a conflict arises in the determination of such a FMV rental rate, a three-member committee, selected from the Austin Board of Realtors, shall determine the FMV rental rate. The first two members of such committee shall be selected by Landlord and Tenant respectively, which two members shall select the third. In no event shall the rate decrease below the rate Tenant is currently paying.

                                  EXHIBIT "A"

BUILDING           :  Southpark B

LEGAL DESCRIPTION  :  Crew Industrial Park South, Section 1, Lot 12

ADDRESS               2209 Woodward Street
                      Austin, Texas 78744

                                  [FLOOR PLAN]

                   FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
              TELEPHONE REAL ESTATE EQUITY TRUST, AS LANDLORD, AND VIKO TECHNOLOGY, INC., DBA/ VIKO TEST LAB, AS TENANT

         To be attached to and form a part of Lease made the 1st day of October, 1993 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant, covering a total of 6,963 square feet and located at 2209 Woodward Street, Austin, Texas, known as Southpark B.

         WITNESSETH that the Commencement Date shall be December 1, 1993 and shall expire thirty-six (36) months thereafter.

         Except herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are herby ratified and confirmed.

                   DATED AS OF THE 3RD DAY OF DECEMBER, 1993

WITNESS:                             TELEPHONE REAL ESTATE EQUITY TRUST:

                                     By:   Koll Investment Management, as Agent

 /s/  Witness                           /s/ Cindy J. Cohn
---------------------------          -------------------------------------
                                     By: Cindy J. Cohn
                                     Title: Vice President

WITNESS:                             VIKO TECHNOLOGY, INC., DBA/ VIKO
                                     TEST LAB:

 /s/ WITNESS                            /s/ BILL DECARBONEL
---------------------------          --------------------------------------
                                     BY:    Bill deCarbonel
                                     TITLE: V.P. MKT.

                          AMENDMENT OF LEASE AGREEMENT

      This AMENDMENT TO LEASE AGREEMENT [this "Amendment"] is made and entered into effective as of May 31, 1996 by and between TELEPHONE REAL ESTATE EQUITY TRUST, as Landlord and VIKO TECHNOLOGY, INC., d/b/a/ VIKO TEST LAB, as Tenant.

                                   WITNESSETH

      WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated and effective as of October 1, 1993 [which together with the "First Amendment to Lease Agreement Between Telephone Real Estate Equity Trust, as Landlord, and Viko Technology, Inc., dba Viko Test Lab, as Tenant " dated as of December 3, 1993, is hereinafter called "Lease"] covering approximately 6,963 rentable square feet of space located in Landlord's building known as Southpark B, 2209 Woodward Street, Austin, Texas, 78744; and Tenant has accepted and is occupying the Leased Premises under the Lease; and

      WHEREAS, Tenant has exercised its Renewal Option in Exhibit C of the Lease. Landlord and Tenant desire to amend the Lease upon the terms of this Amendment; and

    NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants herein, and the benefits derived or to be derived from this Amendment and this Lease, and other good and valuable consideration, Landlord and Tenant hereby agree to amend and hereby amend the Lease as follows:

    1 Lease Term. Landlord and Tenant herby confirm that the Lease Term under Paragraph 1 of this Lease (which was modified to December 31, 1996 by a letter to Tenant dated December 21, 1993) will be extended and will expire on December 31, 2001, unless sooner terminated or renewed and extended pursuant to any provisions of this Lease.

    2. Rental. Beginning as of January 1, 1997, the Base Rent due under Paragraph 2.A. of this Lease for the Premises shall be FOUR THOUSAND NINE HUNDRED TWENTY-NINE and 80/100 DOLLARS ($4,929.80).

In all other respect, the monthly rental installment due under this Lease from time to time shall remain unchanged.

    3. In addition to the Base Rent, Tenant will pay as Additional Rent Tenant's Share of the Property Costs which includes: insurance premiums (whether elective or required), Real Property Taxes, and Operating Costs. Tenant's Share is the percentage obtained by dividing the number of rentable square feet in the Premises by the number of square feet of rentable square feet in the Building or in Lot 12 of Crow Industrial Park South (whichever is applicable). Operating Costs include all reasonable costs and expenses of any kind or nature incurred by Landlord in managing, operating, equipping, policing, protecting, lighting, repairing, replacing and maintaining.

any of Lot 12 of Crow Industrial Park South, Southpark B, and the common areas, including, but not limited to, maintenance and repairs, common area utilities, water and sewer, management fees, landscaping, irrigations systems, cleaning, snow removal, lighting, pest control, security costs, supplies, trash removal, parking lot sweeping, personal property taxes, Owners' Association dues, maintenance of and reasonable amortization of the cost for replacement of equipment, exterior painting, roof repairs, parking lot repairs, seal coating, and striping, plumbing repairs, and compensation and benefits of employees involved in such work. Excluded from Operating Cost are net income taxes, financing costs, capital improvements, leasing commissions, cost and expenses for which another tenant is responsible, advertising expenses, renovation of space for new tenants, and renovation as a result of casualty, and similar types of other costs or expenses. If Tenant fails to pay its share of these expenses. Landlord shall have the remedies provided for the failure to pay Base Rent.

      4. Tenant Improvement Allowance. Landlord has agreed to provide Tenant with a $22,281.60 tenant improvement allowance for the purpose of constructing tenant improvements in, on and to the Premises (the "Tenant Improvements"), which allowance shall be reimbursed to Tenant provided that proper documentation, lien releases and invoices are presented to Landlord for all actual out-of-pocket costs of construction, including, without limitation, permitting and architectural costs. Should the cost of such construction (including, but not limited to permitting and architectural costs) exceed $22,281.60, Tenant will be solely responsible for such costs, Tenant shall indemnify, defend and hold harmless Landlord from any occurrence whatsoever related to construction of Tenant Improvements. Tenant shall be directly responsible for hiring and paying the architect and contractors in connection with the construction of the Tenant Improvements. In addition, Tenant shall obtain landlord's written approval of all contractors drawings, plans and specifications, prior to commencing the construction of the Tenant Improvements. Such drawings. plans and specifications (the "Plans") shall be attached to the Lease as Exhibit D upon completion and approval by Landlord. Notwithstanding anything to the contrary contained herein, any approvals required to be obtained from Landlord may be granted or withheld in Landlord's sole discretion, and Tenant shall at all times coordinate all aspects of the construction of the Tenant Improvements through Landlord.

      5. Replacement of Exhibit A. Exhibit A in the Lease shall be deleted in its entirty and replaced with the attached Exhibit A.

      6. Landlord's Address for Notice. Until changed in accordance with the provisions of Article XIV of this Lease, from and after the execution of this Amendment, Landlord's address for notices shall be in care of Oxford Commercial, Inc., 1500 NationsBank Tower, 515 Congress Avenue, Austin, Texas 78701. The address for the agent for the Owner, Koll Investment Management shall be 14850 Montfort Street, Dallas, Texas, 75240.

      7. Expansion. "Expansion Space" shall mean Suite 2205 (approximately 2,100 Rentable Square Feet) directly contiguous to the east of Tenant in Building B which is occupied by Alert Centre, Inc. as of the date of this Amendment. Provided that as of the date of the giving of Landlord's Notice Tenant is not in default hereunder, If prior to December 31, 1996 Landlord learns that Landlord's lease with Alert Centre, Inc. will terminate, Landlord shall offer to Tenant to include the Expansion Space within the Premises on the same terms as the Lease and all subsequent amendments, except: (a.) the Base Rent shall be increased by $1,486.80 per month ($.708 per Rentable Square Foot), and (b.) the Expansion Space shall be delivered to Tenant "as-is, where-is" in "broom clean" condition with no warranties or representations by Landlord or Landlord's agent. Such offer shall be made in writing by Landlord to Tenant ("Landlord's Notice"). Tenant may accept the offer set forth in Landlord's Notice by delivering to Landlord an unconditional acceptance ("Tenant's Notice") of such offer within ten (10) days after delivery of Landlord's Notice. Time shall be of the essence with respect to the giving of Tenant's Notice. If Tenant does not accept (or fails to timely accept) an offer made by Landlord pursuant to the provisions of this Paragraph 7, Landlord shall be under no further obligation with respect to the Expansion Space. If Tenant accepts the offer in Landlord's Notice by timely delivery of Tenant's Notice, Tenant and Landlord agree to execute an amendment to the Lease incorporating the terms of Landlord's

            Notice. If Tenant accepts the offer in Landlord's Notice by timely delivery of Tenant's Notice, the new amendment shall give Tenant the right to renew the Lease for an additional term of five years at market rates with written notice of 180 days.

      8. Lease Agreement. Reference is made to the Lease for all purposes of this Amendment and references to "Lease" mean the Lease as amended by this Amendment and all prior amendments. All capitalized terms used in this Amendment shall have the same meanings ascribed to those terms in the Lease, except as such terms are amended by this Amendment. This Amendment shall control any conflict between the provisions of this Amendment and the provisions of the Lease. The Lease, as amended by this Amendment, is and shall continue in full force and effect and this Lease and the terms and provisions of this Lease are confirmed, ratified and adopted in all respects by Landlord and Tenant.

      9. Renewal and Expansion Rights. Except as identified in Paragraph 7 herein, Tenant no longer has any renewal or expansion rights in the Lease.

      THIS AMENDMENT OF LEASE AGREEMENT is executed (in multiple counterparts) by the undersigned Landlord and Tenant (acting by and through respective duly authorized officers) effective as of the date first above written.

LANDLORD:                                   TENANT:

TELEPHONE REAL ESTATE EQUITY                VIKO TECHNOLOGY, INC.
TRUST BY Koll Investment Management         d/b/a VIKO TEST LAB
as Investment Manager for TREET

By:      /s/ Scot Farber     , 1996         By: /s/ Bill deCarbonel
    -------------------------                   --------------------------------

         Scot C. Farber                                 Bill de Carbonel
         Vice President                                 Vice President

Date: 8/5, 1996                             Date: 7/17, 1996

                            THIRD AMENDMENT TO LEASE

This third Amendment to Lease ("Amendment") is made this 15th day of February, 2000 by and between BEDFORD PROPERTY INVESTORS, INC., successor-in-interest to Telephone Real Estate Equity Trust ("Landlord") and VIKO TECHNOLOGY, INC., DBA VIKO Test Lab ("Tenant").

                                    RECITALS

      A. Tenants and Landlord entered into that certain Lease dated, for reference purposes only, October 1, 1993, a First Amendment to Lease dated December 3, 1993 and an Amendment (Second) of Lease Agreement dated May 31, 1996 (collectively the "Lease") of certain premises containing approximately 6,963 square feet of rentable space, located at 2209 Woodward, Austin, Texas (the "Leased Premises) which Leased Premises and the complex in which they are located ("the "Complex") are more particularly described in the Lease.

      B. The initial Leased Premises is comprised of 6,963 square feet and the Term of the Lease expires on December 31, 2001. Tenant is in possession of the Leased Premises. Landlord and Tenant desire to amend the Lease, to expand the Leased Premises, to extend the term of the Leased Premises, to change the rent due and payable under the Lease as a result thereof, and to make certain other changes to the Lease, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to the following:

      1. Confirmation. Tenant acknowledges and agrees that: (a) Tenant is in sole possession of the Leased Premises demised under the Lease; (b) all work, improvements and furnishings required under the Lease have been completed and accepted by Tenant except that required under this Amendment; (c) all free rent and any other concession required under the Lease have been granted, used and otherwise satisfied; and
            (d) it has no offset, claim, recoupment or defense against the payment of rent and other sums and the performance of all obligations of Tenant under the Lease

      2. Expansion Space. Section 1 of the Lease is amended to include, 2,100 square feet at 2205 Woodward, Austin, Texas, effective April 1, 2000. Effective April 1, 2000 the Leased Premises will contain 9,063 square feet and Section 2 of the Lease, The Prorata % is amended to 9,063SF/78,276SF=11.578%

      3. Extended Term. Section 1 of the Lease is amended to provide that the term of the Lease shall be extended commencing January 1, 2002 and expiring on December 31, 2004

      4. Base Rent. Section 2 of the Lease is amended to provide that the Base Rent for the Leased Premises shall be $6,462.80 from April 1, 2000 through December 31, 2001, and $6,889.00 from January 1, 2002 through December 31, 2004

      5.    Condition of the Leased Premises. "AS IS".

      6. Right of First Offer. Tenant shall have the right of first offer to lease the adjacent suits, 2215 Woodward, approximately 5,400 square feet, if space becomes vacant. Tenant will lease under the terms and conditions presented by Landlord (Offer Notice). Tenant must notify Landlord in writing of their acceptance of the offer within five (5) days of written notice from Landlord that the space is available for lease. Failure by Tenant to notify Landlord will make the Right of First Offer null and void.

      7. Real Estate Brokers. Landlord and Tenant each represents and warrants to the other party that it has not authorized or employed, or acted by implication to authorize or employ, any real estate broker or salesman to act for it in connection with this Lease Amendment. Landlord and Tenant shall each indemnify, defend and hold the other party harmless from and against any real estate broker or salesman whom the indemnifying party authorized or employed, or acted by implication to authorize or employ, to act for the indemnifying party in connection with this Lease Amendment.

      8. Except as specifically set forth herein, all other terms, conditions and provisions of the Lease are hereby ratified and reconfirmed. This Amendment shall be incorporated as a part of the Lease by this reference.

      IN WITNESS WHEREOF, the parties have executed this Amendment of Lease on the day first above stated.

LANDLORD: BEDFORD PROPERTY TENANT: VIKO TECHNOLOGY, INC.,
                  INVESTORS, INC.                           dba Viko Test Lab

By:      /s/ James R. Moore              By:       /s/ Bill de Carbonel
    ------------------------------            ---------------------------
                  James R. Moore

Its:  Exectuive Vice President           By: Bill deCarbonel
                                             ------------------------
                                             (Print Name)
Date: 2/28/00
                                         Its: Vice President

                                         Date: 2/16/00